Summary Prospectus
May 1, 2016
Hartford Small/Mid Cap Equity HLS Fund
Class IA	Class IB	Class IC
HMCSX	HMCVX	HICEX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s daily net asset value, online at www.hartfordfunds.com/hls. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated May 1, 2016, as may be amended or supplemented, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus. Shares of the Fund are offered to insurance company separate accounts and certain qualified employee benefit plans. This summary prospectus should be read together with your variable contract prospectus (or other disclosure document) or plan documents.
Investment Objective.  The Fund seeks long-term growth of capital.
Your Expenses.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level or by a qualified employee benefit plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses   (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB	IC
Management fees	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	None	0.25%	0.25%
Total other expenses	0.08%	0.08%	0.33%
Administrative services fee	None	None	0.25%
Other expenses	0.08%	0.08%	0.08	%(1)
Acquired fund fees and expenses	0.08%	0.08%	0.08%
Total annual fund operating expenses(2)	0.96%	1.21%	1.46%
(1)
Other expenses are based on estimated amounts for the current fiscal year.

(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

Example.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
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Your investment has a 5% return each year

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The Fund’s operating expenses remain the same

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You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$98	$306	$531	$1,178
IB	$123	$384	$665	$1,466
IC	$149	$462	$797	$1,746

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategy.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.
The Fund defines small-capitalization and mid-capitalization companies as companies with market capitalizations within the collective range of companies in the Russell 2000 Index and the Russell Midcap Index. As of May 29, 2015, the market capitalization of companies included in the Russell 2000 Index and the Russell Midcap Index ranged from approximately $177 million to $28.70 billion.
PRINCIPAL RISKS.  The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk − Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Mid Cap and Small Cap Securities Risk − Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Equity Risk − The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Quantitative Investing Risk − The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Investment Strategy Risk − The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Foreign Investments Risk − Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Volatility Risk − Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Active Trading Risk  − Active trading could increase the Fund’s transaction costs (thus adversely affecting performance).
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
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Assume reinvestment of all dividends and distributions

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Include the Fund’s performance when the Fund’s portfolio was managed by previous sub-advisers

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Include the Fund’s performance when it pursued a different strategy

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Include the Fund’s purchase of Initial Public Offerings (“IPOs”)

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Would be lower if the Fund’s operating expenses had not been limited

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Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
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Shows how the Fund’s total return has varied from year to year

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Shows the returns of the Fund’s Class IA shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 21.02% (2nd quarter, 2009)     Lowest -26.89% (4th quarter, 2008)
Average Annual Total Returns.  The table below shows returns for the Fund over time compared to those of a broad-based market index. Class IB shares commenced operations on March 31, 2008. Class IB shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. Class IC shares have not commenced operations as of the date of this prospectus. Returns for Class IC shares reflect Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. For more information regarding returns see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2015
Share Classes	1 Year	5 Years	10 Years
Class IA	-4.73%	9.57%	6.95%
Class IB	-4.97%	9.29%	6.68%
Class IC	-5.21%	9.02%	6.42%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	-2.90%	10.32%	7.56%
Management.  The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
David J. Elliott, CFA	Senior Managing Director, Co-Director of Quantitative Investment Management and Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES.  The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”) and one or more unaffiliated insurance companies (each, an “Insurance Company” and collectively, the “Insurance Companies”), and to certain qualified employee benefit plans. You may invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account or directly through a qualified employee benefit plan. Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest. Class IC Shares are not currently offered.

TAX INFORMATION.  Under current law, qualified employee benefit plan participants and owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the employee benefit plan or variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts and qualified employee benefit plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.
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